[RVSI LOGO]


                                  Exhibit 99.1


                                  For further information contact:
                                      Neal H. Sanders (603) 577-5992
                                  For release: August 5, 2003 at 4:00 p.m.

(Investors can hear RVSI's conference call live on ccbn.com this afternoon at 5:00 p.m. EDT. An archived copy of the conference call will be available starting at 6 p.m. at www.rvsi.com, www.ccbn.com, or by calling (402)998-0764.

(NOTE: EXCEPT WHERE NOTED, ALL RESULTS IN THIS RELEASE ARE FOR THE COMPANY'S CONTINUING BUSINESS, ACUITY CIMATRIX. BECAUSE RVSI HAS ADOPTED A FORMAL PLAN TO SELL ITS SEMICONDUCTOR EQUIPMENT GROUP, THE COMPANY IS REQUIRED UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO REPORT RESULTS FROM THAT BUSINESS SEPARATELY FROM CONTINUING OPERATIONS.)

  ROBOTIC VISION SYSTEMS, INC. REPORTS RESULTS OF THIRD FISCAL QUARTER OF 2003

NASHUA, NEW HAMPSHIRE - Robotic Vision Systems, Inc. (RVSI) (NasdaqSC: ROBV), today reported results for its fiscal third quarter ended June 30, 2003. Revenues from continuing operations were $5,093,000, up 4% from the third quarter of fiscal 2002, and up 38% from fiscal 2003's second quarter. The company's loss from continuing operations for the three months ended June 30, 2003, was $3,490,000, or $0.06 per share, compared to a loss of $4,549,000, or
$0.08 per share in the third quarter of fiscal 2002; and $4,047,000, or $0.06 per share in fiscal 2003's second quarter.

      RVSI does not include its Semiconductor Equipment Group in its results of operations. That business had revenues in fiscal 2003's third quarter of $5,032,000 and a loss of $0.02 per share. Inclusive of results from discontinued operations, RVSI reported a net loss of $3,451,000, or $0.06 per share; compared to a net loss of $9,992,000, or $0.18 per share, for the year-earlier period. All results from all periods include unusual charges in the quarter reported.


      "We achieved a series of significant milestones in the third quarter," said Pat V. Costa, Chairman and CEO of RVSI. "Chief among these was that both Acuity CiMatrix and our Semiconductor Equipment Group exited the quarter on a cash-flow break-even run rate basis. Our Acuity CiMatrix Division saw substantial revenue growth from the second quarter. And, while RSVI was a net user of cash in the third quarter, both businesses are currently operating at neutral cash-flow.

      "We also saw important orders in the quarter at both of our businesses," Mr. Costa said. "The tone of business is improving for each of RVSI's divisions. We introduced several innovative products at the recent Semicon West semiconductor capital equipment trade show that, we believe, further increase our technological leadership and status as the tool of choice in our served markets. At the same time, we continue to expand our blue-chip customer base at Acuity CiMatrix for machine vision and Data Matrix reading applications.

      "Our goals for the September quarter are for the Semiconductor Equipment Group to be cash-flow positive for the quarter as a whole, and for Acuity CiMatrix to end the quarter at or near cash-flow break-even," Mr. Costa said. "Achieving these near-term goals will set the stage for our plan to be profitable in the December quarter."

About RVSI

Robotic Vision Systems, Inc. (RVSI) (NasdaqSC: ROBV) has the most comprehensive line of machine vision systems available today. Headquartered in Nashua, New Hampshire, with offices worldwide, RVSI is the world leader in vision-based semiconductor inspection and Data Matrix-based unit-level traceability. Using leading-edge technology, RVSI joins vision-enabled process equipment, high-performance optics, lighting, and advanced hardware and software to assure product quality, identify and track parts, control manufacturing processes, and ultimately enhance profits for companies worldwide.


                                   -- more --

Serving the semiconductor, electronics, aerospace, automotive, pharmaceutical and packaging industries, RVSI holds approximately 100 patents in a broad range of technologies. For more information visit www.rvsi.com or call (800) 669-5234.

Forward Looking Statement

Except for the historical information herein, certain matters discussed in this release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to: the historical cyclical nature of the semiconductor industry, risks in products and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, both here and abroad, timely development and release of new products, strategic suppliers and customers, the effect of the company's accounting policies and other risk factors detailed in the Company's annual report on Form 10-K for the year ended September 30, 2002, and other filings with the Securities and Exchange Commission.

RVSI Reports Third Quarter FY2003 Results
August 5, 2003
Page 2 of 4




                          Robotic Vision Systems, Inc.
                           Consolidated Balance Sheets
                   (in thousands, except per share, unaudited)


                                                                             June 30,      September 30,
                                                                              2003             2002
                                                                            ---------      ------------
Current Assets:
         Cash and cash equivalents                                          $     783        $     446
         Accounts receivable, net                                               3,422            3,560
         Inventories                                                            2,569            4,678
         Prepaid expenses and other current assets                                840              812
         Assets of discontinued operations                                     24,452           38,475
                                                                            ---------        ---------
                  Total current assets                                         32,066           47,971

         Plant and equipment, net                                                 659            1,433
         Goodwill                                                               1,554            1,554
         Software development costs, net                                        3,008            3,438
         Other assets                                                           2,189            2,493
                                                                            ---------        ---------
                                                                            $  39,476        $  56,889
                                                                            =========        =========

Liabilities and Stockholders' Equity
Current Liabilities
         Revolving credit facility                                          $   9,986        $   7,132
         Notes payable and current portion of long-term debt                    6,245            2,364
         Accounts payable current                                               1,997            2,893
         Accounts payable past due                                              2,875            1,699
         Accrued expenses and other current liabilities                         5,800            5,408
         Deferred gross profit                                                    317                5
         Liabilities of discontinued operations                                24,769           22,269
                                                                            ---------        ---------
                  Total current liabilities                                    51,989           41,770
         Long-term debt                                                           447            1,882
                                                                            ---------        ---------
                  Total liabilities                                            52,436           43,652

Stockholders' equity:

Common stock, $0.01 par value; share authorized 100,000 shares, issued and outstanding; June 30, 2003 - 62,673 and
      September 30, 2002 - 60,657                                                 627              607
Additional paid-in capital                                                    293,692          282,990
Accumulated deficit                                                          (305,600)        (278,798)
Accumulated other comprehensive income (loss)                                  (1,679)          (1,562)
                                                                            ---------        ---------
         Total stockholders' equity                                           (12,960)          13,237
                                                                            ---------        ---------
                                                                            $  39,476        $  56,889
                                                                            =========        =========


RVSI Reports Third Quarter FY2003 Results
August 5, 2003
Page 3 of 4




                          Robotic Vision Systems, Inc.
                      Consolidated Statements of Operations
               (in thousands, except per share amounts, unaudited)


                                                   Quarter ended June 30,
                                                     2003          2002
                                                   --------      --------

Revenues                                           $  5,093      $  4,898
Cost of revenues                                      3,061         2,657
                                                   --------      --------
Gross profit                                          2,032         2,241
                                                   --------      --------

Operating costs and expenses:
Research and development expenses                     1,108         1,441
Selling, general and administrative expenses          4,479         4,770
Gain on sale of material handling business             (350)           --
Severance and other charges                              --           356
                                                   --------      --------
Loss from operations                                 (3,205)       (4,326)
Interest expense, net                                  (285)         (223)
                                                   --------      --------
Loss from continuing operations                      (3,490)       (4,549)
Loss from discontinued operations                      (961)       (5,443)
                                                   --------      --------
Loss before provision for income taxes               (4,451)       (9,992)
Provision for income taxes                               --            --
Loss before extraordinary items                      (4,451)       (9,992)
Extraordinary gain from legal settlement              1,000            --
                                                   --------      --------
Net loss                                           $ (3,451)     $ (9,992)
                                                   ========      ========

Loss from continuing operations:
         Basic                                     $  (0.06)     $  (0.08)
         Diluted                                   $  (0.06)     $  (0.08)

Loss from discontinued operations:
         Basic                                     $  (0.02)     $  (0.10)
         Diluted                                   $  (0.02)     $  (0.10)

Gain from extraordinary items:
         Basic                                     $   0.02      $     --
         Diluted                                   $   0.02      $     --

Net loss per share:
         Basic                                     $  (0.06)     $  (0.18)
         Diluted                                   $  (0.06)     $  (0.18)

Weighted average shares:
         Basic                                       61,308        56,298
                                                   ========      ========
         Diluted                                     61,308        56,298
                                                   ========      ========


RVSI Reports Third Quarter FY2003 Results
August 5, 2003
Page 4 of 4



                          Robotic Vision Systems, Inc.
                      Consolidated Statements of Operations
               (in thousands, except per share amounts, unaudited)


                                                   Nine months ended June 30,
                                                    2003             2002
                                                   --------        --------

Revenues                                           $ 13,823        $ 20,231
Cost of revenues                                      8,066          10,415
                                                   --------        --------
Gross profit                                          5,757           9,816
                                                   --------        --------
Operating costs and expenses:
Research and development expenses                     3,137           4,865
Selling, general and administrative expenses         13,350          16,133
Gain on sale of material handling business             (350)         (6,935)
Severance and other charges                             309             382
                                                   --------        --------
Loss from operations                                (10,689)         (4,629)
Interest expense, net                                  (778)           (691)
Other non-operating expense (income)                     --              --
                                                   --------        --------
Loss income from continuing operations              (11,467)         (5,320)
Loss from discontinued operations                   (16,350)        (16,829)
                                                   --------        --------
Loss before provision for income taxes              (27,817)        (22,149)

Provision for income taxes                               --              --
Loss before extraordinary items                     (27,817)        (22,149)
  Extraordinary gain from legal settlement            1,000              --
                                                   --------        --------
Net loss                                           $(26,817)       $(22,149)
                                                   ========        ========


Loss from continuing operations:
         Basic                                     $  (0.19)       $  (0.12)
         Diluted                                   $  (0.19)       $  (0.12)

Loss from discontinued operations:
         Basic                                     $  (0.27)          (0.36)
         Diluted                                   $  (0.27)          (0.36)

Gain from extraordinary items:
         Basic                                     $   0.02        $     --
         Diluted                                   $   0.02        $     --

Net loss per share:
         Basic                                     $  (0.44)       $  (0.48)
         Diluted                                   $  (0.44)       $  (0.48)

Weighted average shares:
         Basic                                       61,129          46,452
                                                   ========        ========
         Diluted                                     61,129          46,452
                                                   ========        ========
